OMEGA ENVIRONMENTAL, INC.                                           EXHIBIT 99.1
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                             (UNAUDITED)       (UNAUDITED)
                                                          SEPTEMBER 30, 1999  AUGUST 31, 1999
                                                                ESD                ESD             CHANGE
                                                          ------------------------------------------------
CURRENT ASSETS
Cash                                                            87,267            52,033            35,234
Restricted cash held in escrow                               2,702,458         2,698,507             3,951
Accounts receivable
  A/R--trade                                                11,351,633        10,695,088           656,545
  A/R--interco                                                   1,938                 -             1,938
  A/R--employees                                                 3,655             1,633             2,022
  A/R--supplemental                                          1,261,071         1,261,071                 -
  A/R--miscellaneous                                            11,579            27,899           (16,320)
  Allowance for doubtful accounts                           (1,665,007)       (1,662,559)           (2,448)
                                                          ------------------------------------------------
    Accounts receivable, net                                10,964,869        10,323,132           641,737
                                                          ------------------------------------------------
Costs and earnings in excess of billings                     4,992,046         4,712,576           279,470
Prepaid expenses                                                83,552            86,335            (2,783)
Other current assets                                                                                     -
                                                          ------------------------------------------------
TOTAL CURRENT ASSETS                                        18,830,192        17,872,583           957,609
                                                          ------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                            2,381,172         2,357,942            23,230
  Automotive equipment                                         886,849           888,849            (2,000)
  Office furniture and equipment                               997,837           996,364             1,473
  Land, Building, and leasehold improvements                   107,729           107,729                 -
                                                          ------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                             4,373,587         4,350,884            22,703
  Accum. Depreciation                                       (3,446,212)       (3,405,235)          (40,977)
                                                          ------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                   927,375           945,649           (18,274)
                                                          ------------------------------------------------
Long-term accounts receivable - Other (Texas)                        -                 -                 -
Reserve for Long-term accounts receivable                                                                -
                                                          ------------------------------------------------
   Long-term accounts receivable - Other (Texas), net                -                 -                 -
Other Assets                                                   123,173           123,349              (176)
Investment & Intercompany in Subsidiaires                            -
                                                          ------------------------------------------------
TOTAL ASSETS                                                19,880,740        18,941,581           939,159
                                                          ------------------------------------------------
                                                          ------------------------------------------------
POST PETITION CURRENT LIABILITIES
  Accounts payable                                             774,866           566,924           207,942
  Line of Credit                                                                                         -
  Accrued expenses, excluding bankruptcy costs                 811,207           625,142           186,065
  Accrued bankruptcy costs                                                                               -
  Estimated claims against cash held in escrow               2,504,267         2,500,311             3,956
  Intercompany - BNYFC                                       7,396,153         6,795,530           600,623
  Pre Petition Accounts Payable Preference Payments                                                      -
                                                          ------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                     11,486,493        10,487,907           998,586
Intercompany Notes Payable                                   6,956,599         6,956,599                 -
Pre Petition Liabilities                                       969,759           969,759                 -
Pre Petition Estimated Construction Claims                                                               -

                                                          ------------------------------------------------
  TOTAL LIABILITIES                                         19,412,851        18,414,265           998,586
                                                          ------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par
Additional paid in capital                                  14,557,677        14,557,677                 -
Treasury Stock A-P-I-C
Retained earnings - prior                                   (9,028,340)       (9,028,340)                -
Y-T-D net income pre petition                                   (8,531)           (8,531)                -
Y-T-D net income post petition                              (5,052,917)       (4,993,490)          (59,427)
                                                          ------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                   467,889           527,316           (59,427)
                                                          ------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                    19,880,740        18,941,581           939,159
                                                          ------------------------------------------------
                                                          ------------------------------------------------




                                                        (UNAUDITED)       (UNAUDITED)
                                                      SEPTEMBER 30, 1999  AUGUST 31, 1999
                                                          CORPORATE         CORPORATE           CHANGE
                                                      --------------------------------------------------
CURRENT ASSETS
Cash                                                          74,541            57,605            16,936
Restricted cash held in escrow                                                                         -
Accounts receivable
  A/R--trade                                                       -                 -                 -
  A/R--interco                                                     -                 -                 -
  A/R--employees                                                   -                 -                 -
  A/R--supplemental                                                                                    -
  A/R--miscellaneous                                       1,224,094         1,554,094          (330,000)
  Allowance for doubtful accounts                         (1,076,094)       (1,076,094)                -
                                                      --------------------------------------------------
    Accounts receivable, net                                 148,000           478,000          (330,000)
                                                      --------------------------------------------------
Costs and earnings in excess of billings                                                               -
Prepaid expenses                                              60,631           120,150           (59,519)
Other current assets                                                                                   -
                                                      --------------------------------------------------
TOTAL CURRENT ASSETS                                         283,172           655,755          (372,583)
                                                      --------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                  -                 -                 -
  Automotive equipment                                             -                 -                 -
  Office furniture and equipment                              34,872            34,872                 -
  Land, Building, and leasehold improvements                       -                 -                 -
                                                      --------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                              34,872            34,872                 -
  Accum. Depreciation                                        (34,127)          (34,074)              (53)
                                                      --------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                     745               798               (53)
                                                      --------------------------------------------------
Long-term accounts receivable - Other (Texas)                      -                 -                 -
Reserve for Long-term accounts receivable                                                              -
                                                      --------------------------------------------------
   Long-term accounts receivable - Other (Texas), net              -                 -                 -
Other Assets                                                  41,622            41,622                 -
Investment & Intercompany in Subsidiaires                 74,375,430        74,375,431                (1)
                                                      --------------------------------------------------
TOTAL ASSETS                                              74,700,969        75,073,606          (372,637)
                                                      --------------------------------------------------
                                                      --------------------------------------------------
POST PETITION CURRENT LIABILITIES
  Accounts payable                                            34,047            32,686             1,361
  Line of Credit                                          24,031,090        23,572,336           458,754
  Accrued expenses, excluding bankruptcy costs                12,503            12,306               197
  Accrued bankruptcy costs                                 1,655,346         1,320,873           334,473
  Estimated claims against cash held in escrow                     -                 -                 -
  Intercompany - BNYFC                                   (17,688,294)      (17,088,916)         (599,378)
  Pre Petition Accounts Payable Preference Payments            1,938                               1,938
                                                      --------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                    8,046,630         7,849,285           197,345
Intercompany Notes Payable                                                                             -
Pre Petition Liabilities                                   3,075,726         3,031,083            44,643
Pre Petition Estimated Construction Claims
                                                                                                       -
                                                      --------------------------------------------------
  TOTAL LIABILITIES                                       11,122,356        10,880,368           241,988
                                                      --------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                          121,289           121,289                 -
Additional paid in capital                               128,204,630       128,204,630                 -
Treasury Stock A-P-I-C                                      (562,506)         (562,506)                -
Retained earnings - prior                                (49,321,103)      (49,321,103)                -
Y-T-D net income pre petition                               (895,498)         (895,498)                -
Y-T-D net income post petition                           (13,968,199)      (13,353,574)         (614,625)
                                                      --------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                              63,578,613        64,193,238          (614,625)
                                                      --------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                  74,700,969        75,073,606          (372,637)
                                                      --------------------------------------------------
                                                      --------------------------------------------------


               See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                           (UNAUDITED)        (UNAUDITED)
                                                        SEPTEMBER 30, 1999   AUGUST 31, 1999
                                                            CONTINUING        CONTINUING
                                                            OPERATIONS        OPERATIONS           CHANGE
                                                         -------------------------------------------------
CURRENT ASSETS
Cash                                                           161,808           109,638            52,170
Restricted cash held in escrow                               2,702,458         2,698,507             3,951
Accounts receivable
  A/R--trade                                                11,351,633        10,695,088           656,545
  A/R--interco                                                   1,938                 -             1,938
  A/R--employees                                                 3,655             1,633             2,022
  A/R--supplemental                                          1,261,071         1,261,071                 -
  A/R--miscellaneous                                         1,235,673         1,581,993          (346,320)
  Allowance for doubtful accounts                           (2,741,101)       (2,738,653)           (2,448)
                                                         -------------------------------------------------
    Accounts receivable, net                                11,112,869        10,801,132           311,737
                                                         -------------------------------------------------
Costs and earnings in excess of billings                     4,992,046         4,712,576           279,470
Prepaid expenses                                               144,183           206,485           (62,302)
Other current assets                                                 -                 -                 -
                                                         -------------------------------------------------
TOTAL CURRENT ASSETS                                        19,113,364        18,528,338           585,026
                                                         -------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                            2,381,172         2,357,942            23,230
  Automotive equipment                                         886,849           888,849            (2,000)
  Office furniture and equipment                             1,032,709         1,031,236             1,473
  Land, Building, and leasehold improvements                   107,729           107,729                 -
                                                         -------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                             4,408,459         4,385,756            22,703
  Accum. Depreciation                                       (3,480,339)       (3,439,309)          (41,030)
                                                         -------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                   928,120           946,447           (18,327)
                                                         -------------------------------------------------
Long-term accounts receivable - Other (Texas)                        -                 -                 -
Reserve for Long-term accounts receivable                            -                 -                 -
                                                         -------------------------------------------------
   Long-term accounts receivable - Other (Texas), net                -                 -                 -
Other Assets                                                   164,795           164,971              (176)
Investment & Intercompany in Subsidiaires                   74,375,430        74,375,431                (1)
                                                         -------------------------------------------------
TOTAL ASSETS                                                94,581,709        94,015,187           566,522
                                                         -------------------------------------------------
                                                         -------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                             808,913           599,610           209,303
  Line of Credit                                            24,031,090        23,572,336           458,754
  Accrued expenses, excluding bankruptcy costs                 823,710           637,448           186,262
  Accrued bankruptcy costs                                   1,655,346         1,320,873           334,473
  Estimated claims against cash held in escrow               2,504,267         2,500,311             3,956
  Intercompany - BNYFC                                     (10,292,141)      (10,293,386)            1,245
  Pre Petition Accounts Payable Preference Payments              1,938                 -             1,938
                                                         -------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                     19,533,123        18,337,192         1,195,931
Intercompany Notes Payable                                   6,956,599         6,956,599                 -
Pre Petition Liabilities                                     4,045,485         4,000,842            44,643
Pre Petition Estimated Construction Claims                           -                 -                 -
                                                         -------------------------------------------------
  TOTAL LIABILITIES                                         30,535,207        29,294,633         1,240,574
                                                         -------------------------------------------------
SHAREHOLDERS' EQUITY

Common stock at par                                            121,289           121,289                 -
Additional paid in capital                                 142,762,307       142,762,307                 -
Treasury Stock A-P-I-C                                        (562,506)         (562,506)                -
Retained earnings - prior                                  (58,349,443)      (58,349,443)                -
Y-T-D net income pre petition                                 (904,029)         (904,029)                -
Y-T-D net income post petition                             (19,021,116)      (18,347,064)         (674,052)
                                                         -------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                64,046,502        64,720,554          (674,052)
                                                         -------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                    94,581,709        94,015,187           566,522
                                                         -------------------------------------------------
                                                         -------------------------------------------------

                                                        (UNAUDITED)         (UNAUDITED)
                                                     SEPTEMBER 30, 1999   AUGUST 31, 1999
                                                         DISCONTINUED      DISCONTINUED
                                                          OPERATIONS         OPERATIONS         CHANGE
                                                      ---------------------------------------------------
CURRENT ASSETS
Cash                                                               -                 -                 -
Restricted cash held in escrow                                20,861            20,861                 -
Accounts receivable
  A/R--trade                                               3,756,148         4,218,586          (462,438)
  A/R--interco                                                     -                 -                 -
  A/R--employees                                                                                       -
  A/R--supplemental                                                                                    -
  A/R--miscellaneous                                               -                 -                 -
  Allowance for doubtful accounts                         (2,528,961)       (3,038,399)          509,438
                                                      ---------------------------------------------------
    Accounts receivable, net                               1,227,187         1,180,187            47,000
                                                      ---------------------------------------------------
Costs and earnings in excess of billings                                                               -
Prepaid expenses                                                   -             2,800            (2,800)
Other current assets                                               -                 -                 -
                                                      ---------------------------------------------------
TOTAL CURRENT ASSETS                                       1,248,048         1,203,848            44,200
                                                      ---------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                              1,000             1,000                 -
  Automotive equipment                                             -                 -                 -
  Office furniture and equipment                                   -                 -                 -
  Land, Building, and leasehold improvements                       -                 -                 -
                                                      ---------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                               1,000             1,000                 -
  Accum. Depreciation                                              -                 -                 -
                                                      ---------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                   1,000             1,000                 -
                                                      ---------------------------------------------------
Long-term accounts receivable - Other (Texas)                      -                 -                 -
Reserve for Long-term accounts receivable                                                              -
                                                      ---------------------------------------------------
   Long-term accounts receivable - Other (Texas), net              -                 -                 -
Other Assets                                                       -                 -                 -
Investment & Intercompany in Subsidiaires                                                              -
                                                      ---------------------------------------------------
TOTAL ASSETS                                               1,249,048         1,204,848            44,200
                                                      ---------------------------------------------------
                                                      ---------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                 -             1,139            (1,139)
  Line of Credit                                                   -                                   -
  Accrued expenses, excluding bankruptcy costs                69,976            79,555            (9,579)
  Accrued bankruptcy costs                                         -                 -                 -
  Estimated claims against cash held in escrow                20,807            20,807                 -
  Intercompany - BNYFC                                    10,292,141        10,293,386            (1,245)
  Pre Petition Accounts Payable Preference Payments                                                    -
                                                      ---------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                   10,382,924        10,394,887           (11,963)
Intercompany Notes Payable                                 4,320,625         4,320,625                 -
Pre Petition Liabilities                                  11,809,110        12,168,899          (359,789)
Pre Petition Estimated Construction Claims                 1,800,000         1,800,000                 -
                                                      ---------------------------------------------------
  TOTAL LIABILITIES                                       28,312,659        28,684,411          (371,752)
                                                      ---------------------------------------------------
SHAREHOLDERS' EQUITY

Common stock at par                                        5,454,120         5,454,120                 -
Additional paid in capital                                39,347,007        39,347,007                 -
Treasury Stock A-P-I-C                                             -                 -                 -
Retained earnings - prior                                (53,656,003)      (53,656,003)                -
Y-T-D net income pre petition                               (941,907)         (941,907)                -
Y-T-D net income post petition                           (17,266,828)      (17,682,780)          415,952
                                                      ---------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                             (27,063,611)      (27,479,563)          415,952
                                                      ---------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                   1,249,048         1,204,848            44,200
                                                      ---------------------------------------------------
                                                      ---------------------------------------------------


               See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION



                                                            (UNAUDITED)       (UNAUDITED)
                                                        SEPTEMBER 30, 1999  AUGUST 31, 1999
                                                             COMBINED          COMBINED
                                                               FINAL             FINAL            CHANGE
                                                      -----------------------------------------------------
CURRENT ASSETS
Cash                                                           161,808           109,638            52,170
Restricted cash held in escrow                               2,723,319         2,719,368             3,951
Accounts receivable
  A/R--trade                                                15,107,781        14,913,674           194,107
  A/R--interco                                                      (0)                -                (0)
  A/R--employees                                                 3,655             1,633             2,022
  A/R--supplemental                                          1,261,071         1,261,071                 -
  A/R--miscellaneous                                         1,235,673         1,581,993          (346,320)
  Allowance for doubtful accounts                           (5,270,062)       (5,777,052)          506,990
                                                      -----------------------------------------------------
    Accounts receivable, net                                12,338,118        11,981,319           356,799
                                                      -----------------------------------------------------
Costs and earnings in excess of billings                     4,992,046         4,712,576           279,470
Prepaid expenses                                               144,183           209,285           (65,102)
Other current assets                                                 -                 -                 -
                                                      -----------------------------------------------------
TOTAL CURRENT ASSETS                                        20,359,474        19,732,186           627,288
                                                      -----------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                            2,382,172         2,358,942            23,230
  Automotive equipment                                         886,849           888,849            (2,000)
  Office furniture and equipment                             1,032,709         1,031,236             1,473
  Land, Building, and leasehold improvements                   107,729           107,729                 -
                                                      -----------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                             4,409,459         4,386,756            22,703
  Accum. Depreciation                                       (3,480,339)       (3,439,309)          (41,030)
                                                      -----------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                   929,120           947,447           (18,327)
                                                      -----------------------------------------------------
Long-term accounts receivable - Other (Texas)                        -                 -                 -
Reserve for Long-term accounts receivable                            -                 -                 -
                                                      -----------------------------------------------------
   Long-term accounts receivable - Other (Texas), net                -                 -                 -
Other Assets                                                   164,795           164,971              (176)
Investment & Intercompany in Subsidiaires                            -                 0                (0)
                                                      -----------------------------------------------------
TOTAL ASSETS                                                21,453,389        20,844,604           608,784
                                                      -----------------------------------------------------
                                                      -----------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                             808,913           600,749           208,164
  Line of Credit                                            24,031,090        23,572,336           458,754
  Accrued expenses, excluding bankruptcy costs                 893,686           717,003           176,683
  Accrued bankruptcy costs                                   1,655,346         1,320,873           334,473
  Estimated claims against cash held in escrow               2,525,074         2,521,118             3,956
  Intercompany - BNYFC                                               -                 -                 -
  Pre Petition Accounts Payable Preference Payments                  0                 -                 0
                                                      -----------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                     29,914,109        28,732,079         1,182,030
Intercompany Notes Payable                                           -                 -                 -
Pre Petition Liabilities                                    15,854,595        16,169,741          (315,146)
Pre Petition Estimated Construction Claims                   1,800,000         1,800,000                 -
                                                      -----------------------------------------------------
  TOTAL LIABILITIES                                         47,568,704        46,701,820           866,884
                                                      -----------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                            121,289           121,289                 -
Additional paid in capital                                 124,465,227       124,465,227                 -
Treasury Stock A-P-I-C                                        (562,506)         (562,506)                -
Retained earnings - prior                                 (112,005,446)     (112,005,446)                -
Y-T-D net income pre petition                               (1,845,936)       (1,845,936)                -
Y-T-D net income post petition                             (36,287,944)      (36,029,844)         (258,100)
                                                      -----------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                               (26,115,316)      (25,857,216)         (258,100)
                                                      -----------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                    21,453,389        20,844,604           608,784
                                                      -----------------------------------------------------
                                                      -----------------------------------------------------


               See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION



                                        (UNAUDITED)      (UNAUDITED)                (UNAUDITED)    (UNAUDITED)
                                        MONTH ENDED       MONTH ENDED               MONTH ENDED     MONTH ENDED
                                     SEPTEMBER 30, 1999 AUGUST 31, 1999          SEPTEMBER 30, 1999 AUGUST 31, 1999
                                            ESD            ESD           CHANGE       CORPORATE     CORPORATE        CHANGE
                                      -------------------------------------------   ------------------------------------------
Sales                                    1,731,448      1,548,684        182,764              -              -              -
Cost of Sales                            1,278,014        979,542        298,472              -              -              -
                                      -------------------------------------------   ------------------------------------------
    Gross Profit                           453,434        569,142       (115,708)             -              -              -

Selling, General, and Administrative       450,194        414,779         35,415         81,773         79,135          2,638
                                      -------------------------------------------   ------------------------------------------

Income (Loss) From Operations                3,240        154,363       (151,123)       (81,773)       (79,135)        (2,638)

Other Income(Expense):
  I/C Interest Income (Expense)            (63,955)       (63,365)          (590)        63,955         63,365            590
  Interest Expense                               -              -              -       (212,550)      (214,299)         1,749
  Interest Income                                -              -              -                                            -
  Gain (loss) on Asset Disposition           1,288        (16,469)        17,757              -              -              -
  Other Expense                                  -              -              -              -              -              -
                                      -------------------------------------------   ------------------------------------------
    Total Other (Expense)                  (62,667)       (79,834)        17,167       (148,595)      (150,934)         2,339
Net Income (Loss) Before Bankruptcy
       Administrative Expenses             (59,427)        74,529       (133,956)      (230,368)      (230,069)          (299)
Bankruptcy Administrative Expenses                                                     (384,257)      (115,000)      (269,257)
                                      -------------------------------------------   ------------------------------------------
Net Income (Loss)                          (59,427)        74,529       (133,956)      (614,625)      (345,069)      (269,556)
                                      -------------------------------------------   ------------------------------------------


               See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION


                                         (UNAUDITED)      (UNAUDITED)                   (UNAUDITED)     (UNAUDITED)
                                         MONTH ENDED      MONTH ENDED                  MONTH ENDED       MONTH ENDED
                                      SEPTEMBER 30, 1999 AUGUST 31, 1999            SEPTEMBER 30, 1999  AUGUST 31, 1999
                                         CONTINUING       CONTINUING                    DISCONTINUED   DISCONTINUED
                                         OPERATIONS       OPERATIONS        CHANGE        OPERATIONS     OPERATIONS       CHANGE
                                       ---------------------------------------------    ------------------------------------------
Sales                                     1,731,448       1,548,684         182,764               0              0              0
Cost of Sales                             1,278,014         979,542         298,472               0              0              0
                                       ---------------------------------------------    ------------------------------------------
    Gross Profit                            453,434         569,142        (115,708)              0              0              0

Selling, General, and Administrative        531,967         493,914          38,053               0              0              0
                                       ---------------------------------------------    ------------------------------------------

Income (Loss) From Operations               (78,533)         75,228        (153,761)              0              0              0

Other Income(Expense):
  I/C Interest Income (Expense)                   0               0               0               0              0              0
  Interest Expense                         (212,550)       (214,299)          1,749               0              0              0
  Interest Income                                 0               0               0                                             0
  Gain (loss) on Asset Disposition            1,288         (16,469)         17,757               -              0              0
  Other Expense                                   0               0               0         415,952        145,514        270,438
                                       ---------------------------------------------    ------------------------------------------
    Total Other (Expense)                  (211,262)       (230,768)         19,506         415,952        145,514        270,438
Net Income (Loss) Before Bankruptcy
       Administrative Expenses             (289,795)       (155,540)       (134,255)        415,952        145,514        270,438
Bankruptcy Administrative Expenses         (384,257)       (115,000)       (269,257)              0              0              0
                                       ---------------------------------------------    ------------------------------------------
Net Income (Loss)                          (674,052)       (270,540)       (403,512)        415,952        145,514        270,438
                                       ---------------------------------------------    ------------------------------------------
                                       ---------------------------------------------    ------------------------------------------

               See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION


                                                       (UNAUDITED)            (UNAUDITED)
                                                       MONTH ENDED            MONTH ENDED
                                                   SEPTEMBER 30, 1999       AUGUST 31, 1999
                                                         COMBINED               COMBINED
                                                          FINAL                  FINAL           CHANGE
                                                ----------------------------------------------------------
 Sales                                                     1,731,448               1,548,684      182,764
 Cost of Sales                                             1,278,014                 979,542      298,472
                                                ----------------------------------------------------------
     Gross Profit                                            453,434                 569,142     (115,708)

 Selling, General, and Administrative                        531,967                 493,914       38,053
                                                ----------------------------------------------------------

 Income (Loss) From Operations                               (78,533)                 75,228     (153,761)

 Other Income(Expense):
   I/C Interest Income (Expense)                                   0                       0            0
   Interest Expense                                         (212,550)               (214,299)       1,749
   Interest Income                                                 0                       0            0
   Gain (loss) on Asset Disposition                            1,288                 (16,469)      17,757
   Other Expense                                             415,952                 145,514      270,438
                                                ----------------------------------------------------------
     Total Other (Expense)                                   204,690                 (85,254)     289,944
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                              126,157                 (10,026)     136,183
 Bankruptcy Administrative Expenses                         (384,257)               (115,000)    (269,257)
                                                ----------------------------------------------------------
 Net Income (Loss)                                          (258,100)               (125,026)    (133,074)
                                                ----------------------------------------------------------


               See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.                                           EXHIBIT 99.1
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION


                                                                       (UNAUDITED)        (UNAUDITED)
                                                                       MONTH ENDED        MONTH ENDED
                                                                   SEPTEMBER 30, 1999   AUGUST 31, 1999          CHANGE
                                                                    ----------------    ---------------      --------------
Cash flows from operating activities:
  Net loss                                                              ($258,100)          ($125,026)          ($133,074)

  Adjustments to reconcile net loss to net cash
    (used in) provided by operating activities:
      Depreciation                                                         46,120              53,530              (7,410)
      Change in estimate of pre-petition construction claims                    0            (200,000)            200,000
      Write off of accounts payable in discontinued operations           (406,789)                  0            (406,789)
      (Gain) / Loss on sale of property and equipment                       1,288              16,469             (15,181)
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                                   (356,799)            281,798            (638,597)
      Costs in excess of billings                                        (279,470)            (89,523)           (189,947)
      Prepaids & other assets                                              65,102              42,464              22,638
     Increase (decrease) in:

      Accounts payable                                                    208,164             222,463             (14,299)
      Accrued expenses                                                    511,156              85,915             425,241
      Other net changes in assets and liabilities                             181              35,723             (35,542)
                                                                        ---------           ---------           ---------
        Total adjustments                                                (211,047)            448,839            (659,886)
                                                                        ---------           ---------           ---------
        Net cash provided by (used in) operating activities              (469,147)            323,813            (792,960)


Cash flows from investing activities :
     Proceeds from sale of equipment                                        1,500              26,595             (25,095)
     Additions to property and equipment                                  (30,580)            (12,212)            (18,368)
                                                                        ---------           ---------           ---------
       Net cash provided by (used in) investing activities                (29,080)             14,383             (43,463)


Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                     458,754            (429,775)            888,529
  (Reduction) Increase of pre-petition liabilities                         91,643             116,327             (24,684)
                                                                        ---------           ---------           ---------
      Net cash provided by (used in) financing activities                 550,397            (313,448)            863,845
                                                                        ---------           ---------           ---------
Net increase (decrease) in cash                                            52,170              24,748              27,422

CASH AT BEGINNING OF PERIOD                                               109,638              84,890              24,748
                                                                        ---------           ---------           ---------

CASH AT END OF PERIOD                                                   $ 161,808           $ 109,638           $  52,170
                                                                        ---------           ---------           ---------
                                                                        ---------           ---------           ---------

               See accompanying notes to financial statement information

                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
September 30, 1999 Financial Reporting Information

Notes to Financial Statement Information

Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

BNY Financial Corporation
As of September 30, 1999, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $24,094,298.

Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.

Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. The collection period for these receivables frequently exceeds 180 days. Due to the significant amount of time required to collect these receivables, management is continually analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time due to the lengthy collection time frame, and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet primarily represent amounts recorded as due from customers of the company's discontinued construction business. In September 1999, certain amounts receivable and payables in the STC division were written off which resulted in $406,789 of income recorded in the discontinued operations section. A $47,000 receivable remains in the STC division as a result of this settlement. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.

Accounts receivable recorded on the Corporate balance sheet of $148,000 represents funds held in escrow at Debtor's Bankruptcy Counsel as a result of the Petroleum Services Division (PSD) Houston branch asset sale in December 1998. These funds are held in escrow pending the final determination of the amount of liens asserted by Texas tax authorities.

Pre-Petition Liabilities

Beginning in June 1999, Omega began collecting pre-petition preference recoveries which are accounted for in the pre-petition liabilities section of the Corporate balance sheet. The total collected as of month end September was $438,626.